WHEN RECORDED, RETURN TO:

California Mortgage and Realty, Inc.
62 1st Street, Fourth Floor
San Francisco, California 94105
Loan # 06-044

Above Space for Recorder's Use

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT

THIS DOCUMENT CONSTITUTES A FIXTURE FILING IN ACCORDANCE WITH THE UNIFORM COMMERCIAL CODE AS ADOPTED BY THE STATE OF CONNECTICUT (THE "**Commercial Code**")

THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT ("**Mortgage**"), made effective as of July 06, 2006,

by Gateway Granby, LLC (**"Mortgagor"**),
whose address for purposes of this Mortgage is 271 North Avenue, 5th Floor, New Rochelle, New York, 10801;

TO AND IN FAVOR OF CMR Mortgage Fund II, LLC, a CFL Licensed Lender, as to undivided 100% interest (collectively, the "**Mortgagee**"),
whose address is 62 1st Street, Fourth Floor, San Francisco California 94105.

W I T N E S S E T H :

To secure the payment of a debt described below (the "Debt") in such order or priority as Mortgagee may elect, Mortgagor does GIVE, GRANT, BARGAIN, SELL, AND CONFIRM to Mortgagee, its successors and assigns forever, WITH MORTGAGE COVENANTS, for the purpose of securing the payment of the Debt (as hereafter defined), in such order of priority as Mortgagee may elect, which payment and performance shall be the CONDITION OF THIS DEED, all of the real property commonly known as 2 Gateway Boulevard East Granby, Connecticut 06026 as more fully described in **Exhibit "A"** attached hereto (collectively, and, where the context so indicates, individually the "**Premises**") and the buildings, structures, trees, vines, plants, additions, enlargements, lot line adjustment additions, extensions, modifications, repairs and improvements now or hereafter located thereon (the "**Improvements**");

TOGETHER WITH: All right, title, interest and estate of Mortgagor now owned or hereafter acquired in the following property, rights, interests, and estates (collectively with the Premises and Improvements, called the "**Mortgaged Property**"):

(a) All easements, rights-of-way, strips of land, streets, alleys, passages, sewer rights, oil, gas and other mineral rights, water rights and powers, and all estates, rights, titles, interests, privileges, tenements, hereditaments and appurtenances of any nature, in any way belonging, relating or pertaining to the Premises and the reversion and reversions, remainder and remainders, and all land laying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, courtesy and rights of courtesy, property, possession, claim and demand, both in law and in equity, of Mortgagor in the Premises and every part thereof and all appurtenances thereto;

(b) All goods, machinery, furniture, equipment, fixtures, material, appliances and other articles of personal property of every kind owned by Mortgagor, or in which Mortgagor has an interest, located upon the Premises, and appurtenances thereto, and usable for the generation and distribution of air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or air conditioning purposes, or for sanitary or drainage purposes, or for the exclusion of vermin or insects, or for removal of dust, refuse or garbage, any farm, vineyard, winery, irrigation, landscaping, well, crop protection, drainage, frost protection and warehouse equipment of any nature, and such machinery, furniture, equipment, fixtures and other articles of personal property which consist of all appliances, awnings, window shades, drapery rods,

brackets, screens, floor coverings, incinerators and carpeting used in the operation of the Premises and Improvements (and all other personal property, either similar or dissimilar to the foregoing usable in the operation of the Premises and Improvements and located in and on it), together with all replacements and substitutions therefor, now owned or hereafter acquired by Mortgagor and located in or on said Premises and Improvements, together with all materials intended for construction, reconstruction, alteration, and repair of the Improvements (hereinafter collectively called the "**Equipment**"), together with all condemnation awards and rights under insurance policies and Leases described below pertaining to said Premises or the Improvements now or hereafter located thereon;

(c) All awards or payments, including interest, which may be made as to the Mortgaged Property, whether from the exercise of the right of eminent domain, constructive taking or for any other injury to or decrease in the value of the Mortgaged Property (collectively, "**Awards**");

(d) All leases and other agreements affecting the use, enjoyment or occupancy of the Mortgaged Property, (the "**Leases**"), if any, and all rents and security deposits payable under the Leases, and other deposits, issues and profits from the Mortgaged Property (the "**Rents**");

(e) All Policies (as defined herein) and their proceeds thereof and any unearned premiums on any insurance policies covering the Mortgaged Property, including, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property, whether such insurance is or is not required by this Mortgage;

(f) All utility deposits made to obtain or maintain utility services to the Premises or the Improvements;

(g) Any amounts in any escrow fund for the purposes of payment of taxes, insurance premiums or other Impositions as to the Mortgaged Property;

(h) The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought as to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property; and

(i) Any inventory located on or related to the Premises or the Improvements;

(j) All grapes, grape crush, grape juice and other crops or farm products located on or related to the Premises in all their respective forms, whether growing or dead, mature or immature, severed or unsevered, including crops produced on trees, vines or bushes, and including such trees, vines and bushes, all supplies used or produced in farming or vineyard operations or products of the foregoing in their unmanufactured state;

(k) All accounts, contract rights, grape sale contracts, chattel papers, instruments, general intangibles, deposit accounts, documents, investment property, letter-of-credit rights, letters of credit, or money related to the Premises or the Improvements

(l) The products and proceeds of the property described in the above (a) through (k) inclusive.

TO HAVE AND TO HOLD the Mortgaged Property upon and subject to the trusts and agreements set forth in this Mortgage.

1. Secured Indebtedness. This Mortgage is given to secure the payment and performance of the following obligations, indebtedness, and liabilities (the "**Obligations**"): (a) all Obligations of Mortgagor under the Promissory Note of this date payable to Mortgagee, in the principal amount of One Million One Hundred Thousand Dollars and Zero Cents Dollars ($1,100,000.00), a copy of which is attached hereto as Exhibit "B", as well as any other substituted note and all modifications, renewals, or extensions of the note (the "**Note**," and the payee and all subsequent holders of the Note are collectively the "**Mortgagee**" and the transaction creating the Note is the "**Loan**"); (b) all Obligations under this Mortgage or any other agreement executed or granting additional security interests in connection with the Loan (collectively, "**Other Security Documents**"), as such documents may be amended from time to time, and (c) all amounts, if any, advanced in protecting the interests of Mortgagee under the Note, this Mortgage or the Other Security Documents, including payment of insurance premiums on the Improvements, payment of principal and interest on prior liens, and payment of attorneys' fees. Collectively the Obligations referred to above are called the "**Debt**".

Notwithstanding any provision of this Mortgage to the contrary, in no event shall this Mortgage secure the Obligations of Mortgagor or any Guarantor arising exclusively under (i) any guaranty of the same date (the "**Guaranty**") or (ii) any Environmental Certificate and Indemnity Agreement of the same date, given by Mortgagor or any other person to Mortgagee (the "**Environmental Indemnity**"). The definition of "Other Security Documents" shall not include the Guaranty or the Environmental Indemnity.

2. Representations, Warranties and Covenants.

(a) Warranty of Title. Mortgagor warrants that Mortgagor has good title to the Mortgaged Property and has the unrestricted right to grant the security interests given in this Mortgage and that Mortgagor presently possesses an unencumbered fee simple estate in the Premises and the Improvements except for those shown in the title report for this transaction (the "**Permitted Encumbrances**"), and that this Mortgage is and will remain a valid and enforceable lien on and security interest in the Mortgaged Property, subject only to the Permitted Encumbrances. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage, subject to the Permitted Encumbrances, and shall forever warrant and defend the same to Mortgagee against the claims of all persons.

(b) Representations and Covenants Concerning Loan. Mortgagor represents, warrants and covenants as follows:

(i) All certifications, permits, licenses and approvals, including certificates of completion and occupancy permits required for the legal use, occupancy and operation of the Mortgaged Property as currently operated (collectively, the "**Licenses**"), have been obtained and are in good standing (including, without limitation, any applicable liquor license). The Mortgagor shall keep and maintain all Licenses. The Mortgaged Property is free of material damage and is in good repair, and there is no proceeding pending for the total or partial condemnation of, or affecting, the Mortgaged Property.

(ii) All of the Improvements which were included in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property, and no easements or other encumbrances upon the Premises encroach upon any of the Improvements, so as to affect the value or marketability of the Mortgaged Property except those which are insured against by the Mortgagee's policy of mortgagee's title insurance insuring the lien of this Mortgage. All of the Improvements comply with all material requirements of any applicable zoning and subdivision laws and ordinances.

(iii) The Mortgaged Property is not subject to any Leases other than the Leases described in the rent roll delivered to Mortgagee in connection with this Mortgage. No person has any possessory interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of the Leases. The current Leases are good standing.

(iv) The Mortgaged Property is and shall at all times remain in compliance with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or in the future relating to the ownership, construction, use or operation of the Mortgaged Property.

(v) There has not been committed by Mortgagor or, to Mortgagor's knowledge, any other person in occupancy of or involved with the operation or use of the Mortgaged Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Mortgaged Property or any part thereof or any monies paid in performance of Mortgagor's obligations under this Mortgage or any of the Other Security Documents. Mortgagor hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

(vi) Neither the execution and delivery of the Note, this Mortgage, or the Other Security Documents, nor the Mortgagor's performance thereunder, nor the recordation of this Mortgage, nor the exercise of any remedies by Mortgagee, will adversely affect Mortgagor's rights under any of the Licenses.

(c) Survival. The warranties of this Paragraph will survive foreclosure or enforcement of this Mortgage and shall run with the Premises.

3. Insurance.

(a) Risks to be Insured and Policy Provisions. Subject to the provisions of Paragraph 5 hereof, Mortgagor, at its sole cost and expense, will maintain or cause to be maintained the following:

(i) Commercial general liability (including contractual liability) insurance ("**CGL Insurance**") covering any and all liability of the insured arising out of the ownership, maintenance, use or occupancy of the Mortgaged Property, and all operations incidental thereto said insurance to have limits of not less than Five Million Dollars ($5,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability;

(ii) Insurance ("**Building Insurance**") on all buildings, fixtures and improvements located on the Mortgaged Property against "special perils" (including "ordinance or law coverage"), in amounts at least equal to the

greater of: (x) the full replacement cost thereof (without deduction for depreciation) as such replacement cost shall be determined from time to time at the reasonable request of Mortgagee; or (y) unless prohibited by law, the unpaid principal amount of the Debt. The Building Insurance shall include a co-insurance waiver or agreed amount endorsement. Such insurance shall, during the course of any construction of additions to the Improvements, be on Special Form Builder's Risk 100% Completed Value Non-Reporting Form or other form approved by Mortgagee;

(iii) Insurance on personal property against fire and any peril generally included within the classification of "extended coverage" ("**Personal Property Insurance**") in amounts at least equal to the replacement value thereof;

(iv) Rental value or business interruption insurance (or a combination thereof as Mortgagee may require) ("**Rental Value or Business Interruption Insurance**") on all buildings, fixtures, improvements, and other constructions located on and forming a part of the Mortgaged Property as above described (including parking and common areas) against loss by the perils covered by the Building Insurance in amounts of not less than the amount of Mortgagor's annual gross income from the Mortgaged Property or Mortgagor's debt service on the Mortgaged Property (including required payments to the Escrow Fund), for twelve (12) months, whichever is greater. Such Rental Value or Business Interruption Insurance shall contain an endorsement extending the period of indemnity for not less than ninety (90) days after restoration of said buildings, fixtures and improvements is completed;

(v) If and whenever Mortgagor shall have employees, workers' compensation insurance as required by law and employer's liability insurance with limits of liability of not less than $100,000/$500,000/$100,000;

(vi) If the Mortgaged Property is located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (the "**Act**"), Mortgagor shall keep the Mortgaged Property covered by flood insurance ("**Flood Insurance**") up to the maximum limit of coverage available under the Act, but not in excess of the amount of the Debt; and

(vii) Such other insurance with respect to the Mortgaged Property in such amounts and against such insurable hazards as Mortgagee from time to time may reasonably require ("**Additionally Required Insurance**").

All insurance required hereunder, including the CGL Insurance (the "**Policies**"), shall provide that coverage shall not be revised, cancelled or reduced until at least thirty (30) days' written notice of such revision, cancellation or reduction shall have been given to Mortgagee; be issued by insurance companies which are qualified to do business in the State, which have at least one of the following A.M. Best Co. combinations of Best's Rating and Best Financial Size Category: A-, XV; A, XIII; A+, IX; or A++, VIII; and which are satisfactory to Mortgagee in all other ways.

The CGL Insurance shall name Mortgagee as an additional insured; apply severally as to Mortgagor and Mortgagee (excepting the limits of liability); cover each of them as insureds in the same manner as if separate policies had been issued to each of them (excepting the limits of liability); contain no provisions affecting any rights which any of them would have as claimants if not so named as insureds; and be primary insurance with any other valid and collectible insurance available to Mortgagee constituting excess insurance.

The Building Insurance, Personal Property Insurance, Rental Value or Business Interruption Insurance, and Flood Insurance shall name Mortgagee as an additional insured; and have attached to them a Lender's Loss Payable Endorsement naming Mortgagee as Lender, a standard waiver of subrogation endorsement, a stipulated amount endorsement, and a full replacement cost endorsement.

(b) Delivery of Policy. Mortgagor will deliver to Mortgagee original binders or evidence of all required insurance to Mortgagee and Mortgagor shall promptly furnish to Mortgagee copies of all renewal notices and all receipts of paid premiums received by it. At least ten (10) days prior to the expiration date of a required policy, Mortgagor shall deliver to Mortgagee a renewal binder or evidence of insurance in a form satisfactory to Mortgagee.

(c) Assignment of Policy. If the Mortgaged Property is sold at a foreclosure sale or if Mortgagee shall acquire title to the Mortgaged Property, Mortgagee shall have all of the rights of Mortgagor to the Policies and the unearned premiums on them and to the proceeds resulting from any damage to Mortgaged Property prior to such sale or acquisition.

(d) Notice of Damage or Destruction; Adjusting Loss. If any part of the Mortgaged Property is damaged or destroyed by fire or other casualty, Mortgagor will promptly give written notice thereof to the insurance carrier and Mortgagee, and will not adjust any damage or loss which exceeds $10,000 unless Mortgagee joins in such adjustment; but if there has been no adjustment of any such damage or loss within four months from the date of occurrence and if an

Event of Default exists at the end of such four-month period or at any time thereafter, Mortgagee may alone make proof of loss, adjust and compromise any claim under the policies and appear in and prosecute any action arising from such policies. In connection therewith, Mortgagor does hereby irrevocably authorize, empower and appoint Mortgagee as attorney-in-fact for Mortgagor (which appointment is coupled with an interest) to do any of the above in the name of Mortgagor.

(e) Application of Insurance Proceeds. All sums in excess of $10,000 paid under any insurance policies relating to the Building Insurance, Personal Property Insurance, Rental Value or Business Interruption Insurance, Flood Insurance or Additionally Required Insurance (collectively the "**Proceeds**"), shall be paid to Mortgagee which may, at its option (but subject to the provisions of this Paragraph), apply them, after first deducting Mortgagee's expenses incurred in the collection thereof, to the payment of the Debt, whether or not due and in such order of application as Mortgagee may determine, or to the repair, replacement, rebuilding or restoration of the Mortgaged Property, in such manner as Mortgagee may determine. However, Mortgagee shall make all Proceeds (after first deducting therefrom Mortgagee's reasonable expenses incurred in collecting them) available to Mortgagor to reimburse Mortgagor for Mortgagor's reasonable costs of restoration, repair, replacement or rebuilding of the Improvements and Equipment, in accordance with procedures reasonably required by Mortgagee (and shall not be applied toward the payment of the Debt until after restoration and repair of the Improvements and Equipment) provided:

(i) There is no Event of Default;

(ii) Mortgagor has notified Mortgagee of Mortgagor's intention to perform such restoration or repair within thirty (30) days after adjusting the loss or casualty;

(iii) Mortgagee receives reasonably satisfactory evidence that the Premises and Equipment have been fully restored or that by application of the Proceeds will be fully restored to their condition prior to the damage or destruction, free and clear of all liens other than the Permitted Encumbrances;

(iv) If, in the reasonable judgment of Mortgagee, the Proceeds will be insufficient to restore the Improvements and Equipment to their condition prior to the damage or destruction, Mortgagor shall demonstrate to Mortgagee the availability of funds which, together with the Proceeds, are sufficient to restore the Improvements and Equipment to their condition prior to the damage or destruction; and

(v) There will, in the reasonable judgment of Mortgagee, remain sufficient time to complete the restoration or repair of the Improvements and Equipment prior to the Date of Maturity (as defined in the Note).

Any Proceeds remaining after reimbursement of Mortgagor for its costs of restoring the Improvements and Equipment, at Mortgagee's option, may be applied to partial prepayment of the Debt. Any such application of the Proceeds to the payment of the Debt shall be without prepayment premium or penalty, if any, otherwise applicable and shall not extend or postpone the due dates of the monthly installments under the Note or change the amount of such installments. Any remaining proceeds not applied to the Debt shall be paid to Mortgagor.

4. Payment of Impositions. Subject to the payments in the manner provided in Paragraph 5 hereof and to Paragraph 8 relating to contests, Mortgagor shall pay when due all taxes (both real and personal), assessments, water charges, sewer charges, ground rents, maintenance charges and all other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Mortgaged Property (the "**Impositions**"). Mortgagor will deliver to Mortgagee, upon request, evidence satisfactory to Mortgagee that the Impositions are not delinquent. Mortgagor shall not permit and shall promptly cause to be discharged any lien or charge which becomes a lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Mortgaged Property.

5. Escrow Fund. At the option of the Mortgagee, Mortgagee may require Mortgagor to establish an Escrow Fund (defined below) sufficient to pay all Impositions and all insurance premiums for all Policies (the "**Insurance Premiums**") pursuant to this Mortgage. Initial deposits of Impositions and Insurance Premiums shall be made by Mortgagor to Mortgagee in amounts determined by Mortgagee in its discretion on the date hereof to be held by Mortgagee or its agent, in escrow. Additionally, Mortgagor shall pay to Mortgagee on the first day of each calendar month one-twelfth of an amount which would be sufficient to pay the Impositions and Insurance Premiums upon the due dates for them (the initial deposits and the amounts referred to in the previous sentence shall be called the "**Escrow Fund**"). Mortgagor agrees to notify Mortgagee immediately of any changes to the amounts, schedules and instructions for payment of any Impositions and Insurance Premiums and authorizes Mortgagee or its agent to obtain the bills for Impositions directly from the appropriate tax or insurance authority. The Escrow Fund and the payments of interest or

principal or both under the Note shall be added and paid together. Provided there are sufficient amounts in the Escrow Fund and no Event of Default exists, Mortgagee shall pay the Impositions and Insurance Premiums when due with funds from the Escrow Fund. If the Escrow Fund is insufficient to pay the items set forth above, Mortgagor shall pay, upon demand, to Mortgagee, any shortage. Unless otherwise required by applicable law, no earnings or interest on the Escrow Fund shall be payable to Mortgagor.

6. Liens. Subject to Paragraph 8 hereof relating to contests, the Mortgagor shall not create or permit any lien, encumbrance or charge on the Mortgaged Property inferior to the lien of this Mortgage. Mortgagor shall pay, when due, the claims of: (i) all persons supplying labor or materials to or in connection with the Mortgaged Property; and (ii) registered or certified surveyors or engineers, or licensed architects, or their professional consultants supplying professional services in connection with the Mortgaged Property.

7. Compliance with Laws. Subject to Paragraph 8 relating to contests, Mortgagor shall comply with all present and future statutes, laws, rules, orders, regulations and ordinances affecting the Mortgaged Property, any part thereof or the use thereof and shall comply with all covenants, conditions and restrictions applicable to the Mortgagor which are contained in any documents constituting a Permitted Encumbrance.

8. Permitted Contests. The Mortgagor shall not be required to (i) pay any tax, assessment or other charge referred to in Paragraph 4, (ii) discharge or remove any lien, encumbrance or charge referred to in Paragraph 6, or (iii) comply with any statute, law, rule, regulation or ordinance referred to in Paragraph 7, if Mortgagor (a) contests, in good faith, the existence, the amount or the validity of the item, and (b) shall give such security to Mortgagee as may be reasonably demanded by Mortgagee to ensure compliance with the foregoing provisions of this Paragraph. Mortgagor shall give prompt written notice to Mortgagee of the commencement of any contest referred to in this Paragraph.

9. Condemnation.

(a) Immediately upon receipt by Mortgagor of notice of the institution of any proceeding or negotiations for condemnation or other eminent domain proceeding (called "**Taking**"), Mortgagor shall give notice thereof to Mortgagee. Mortgagee may appear in any such proceedings and participate in any such negotiations and may be represented by counsel. Mortgagor, notwithstanding that Mortgagee may not be a party to any such proceeding, will promptly give to Mortgagee copies of all notices, pleadings, judgments, determinations and other papers received by Mortgagor therein. Mortgagor will not enter into any agreement permitting or consenting to the taking of the Mortgaged Property, or any part thereof, or providing for the conveyance thereof in lieu of condemnation, unless Mortgagee has first consented thereto in writing, which consent shall not be unreasonably withheld or delayed. All Taking awards shall be adjusted jointly by Mortgagor and Mortgagee. All awards payable as a result of a Taking ("**Awards**") which exceed $10,000 shall be paid to Mortgagee. Mortgagee may, at its option, apply the proceeds, after first deducting its expenses incurred in the collection of them, to the payment of the Debt, whether or not due and in such order of application as Mortgagee may determine, or to the repair, replacement, rebuilding or restoration of the Mortgaged Property, in such manner as Mortgagee may determine; provided, however, that any such application of any Award payable as a result of a Taking, to the payment of the Debt, shall be without prepayment premium or penalty.

(b) Mortgagee shall make all Awards (after first deducting Mortgagee's expenses to collecting the Award) available to Mortgagor to reimburse Mortgagor for its reasonable costs of restoration, repair, replacement or rebuilding of the Improvements; subject, however to conditions substantially similar to the conditions imposed under the terms of Paragraph 3(e) above, relating to the use of Proceeds. Any excess portion of any Award shall applied to partial prepayment of the Debt, without prepayment premium or penalty and shall not extend or postpone the due dates of monthly payments.

(c) MORTGAGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ALL RIGHTS OF A PROPERTY OWNER UNDER SECTION 1265.225(A) OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SUCCESSOR STATUTE PROVIDING FOR THE ALLOCATION OF CONDEMNATION PROCEEDS BETWEEN A PROPERTY OWNER AND A LIEN HOLDER OR UNDER ANY SIMILAR LAW OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED.

10. Leases and Rents. Mortgagor agrees that Mortgagee has the right to enter the Mortgaged Property for the purpose of enforcing its interest in the Leases and the Rents. Nevertheless, subject to the terms of this Paragraph, Mortgagee grants Mortgagor a limited license to collect the Rents. Mortgagor shall hold the Rents, or that portion thereof sufficient to discharge all current sums due and unpaid by Mortgagor under the terms of the Note, whichever is less, in trust for use in the payment of the Debt.

Upon the occurrence of an Event of Default, Mortgagor's limited license to collect Rents shall automatically terminate, and any rents previously collected and in Mortgagor's possession shall thereafter be held in trust for payment of the Debt. Mortgagee may enter upon the Mortgaged Property, collect and retain the Rents and apply the Rents toward payment of the Debt in such priority and proportions as Mortgagee in its discretion shall deem proper. All Major Tenant Leases (as defined below) entered into subsequent to the date hereof shall be approved, in writing, by Mortgagee. Upon request, Mortgagor shall furnish Mortgagee with executed copies of all Leases. In addition, all renewals of Leases and all proposed Leases shall provide for rental rates comparable to existing local market rates (taking into account reasonable free-rent periods or other promotional discounts consistent with local market conditions) and shall be arm's length transactions. All Leases shall provide that they are subordinate to this Mortgage, and that the lessee attorns to Mortgagee. Mortgagor shall not, without the consent of Mortgagee, cancel any Major Tenant Lease or accept prepayments of installments of Rent under a Major Tenant Lease for a period of more than one (1) month in advance or further assign the whole or any part of the Leases or the Rents. Mortgagor shall perform each provision of every Lease. All security and other deposits received by Mortgagor under any Lease shall be maintained in a separate account at a bank, and shall not be commingled with Mortgagor's other funds. If an Event of Default occurs, Mortgagee, at its option, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair rental value for the portion of the Mortgaged Property possessed by Mortgagor and may require Mortgagor to surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise. For purposes of this Paragraph, a "**Major Tenant Lease**" shall mean any Lease under which the tenant occupies at least 5,000 square feet of the Premises, or which is for a term of at least 10 years, or which otherwise represents at least 25% of the sum total of the Rent under all Leases of the Mortgaged Property.

11. Preservation and Maintenance of Mortgaged Property. Mortgagor (i) shall keep the Improvements now or hereafter erected on the Premises in safe and good repair and condition, ordinary depreciation excepted; (ii) shall, upon damage or destruction of the Mortgaged Property or any part thereof by fire or other casualty, restore, repair, replace or rebuild the Mortgaged Property that is damaged or destroyed to the condition it was in immediately prior to such damage or destruction, whether or not any insurance proceeds are available or sufficient for such purpose; provided, however, that if Mortgagee shall apply all the insurance proceeds or any portion thereof to payment of the Debt, Mortgagor shall have the option, in lieu of completing such repair, replacement, rebuilding or restoration, to pay in full the Note and the entire Debt without payment of a premium or penalty; (iii) shall constantly maintain the parking and landscaped areas of the Mortgaged Property; (iv) shall not commit waste or permit impairment or deterioration of the Mortgaged Property; (v) shall not construct additions to existing buildings or additional buildings on the Premises without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld or delayed; (vi) shall not remove from the Premises any of the fixtures and personal property included in the Mortgaged Property unless the same is immediately replaced with property of at least equal value and utility, and this Mortgage becomes a valid first lien on such property; and (vii) shall maintain the roofs of the Improvements in safe, sound and good repair and condition.

12. Transfer or Encumbrances of the Mortgaged Property. Mortgagor acknowledges that Mortgagee has examined both the creditworthiness of Mortgagor and Mortgagor's experience in owning and operating properties such as the Mortgaged Property in determining whether or not to make the Loan, that Mortgagee has relied on Mortgagor's creditworthiness and experience in deciding to make the Loan, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, if Mortgagor defaults in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. If Mortgagor shall, without the prior written consent of Mortgagee, further encumber the Mortgaged Property with any lien imposed in connection with any other financing, or sell, transfer or convey any part of the Mortgaged Property or the right to manage or control the operation of any part of the Mortgaged Property, the entire Debt shall become due, at the option of Mortgagee. A sale, transfer or conveyance within the meaning of this Paragraph shall be deemed to include (i) an installment sales agreement in which Mortgagor agrees to sell any part of the Mortgaged Property for a price to be paid in installments; (ii) an agreement by Mortgagor leasing all or a substantial part of the Mortgaged Property, or a sale, pledge, assignment or other transfer of, or the grant of a security interest in, Mortgagor's right, title and interest in any Leases or any Rents; (iii) if Mortgagor is a corporation or a limited partnership with a corporate general partner, the transfer of stock of the Mortgagor or its corporate general partner to parties who do not now hold a controlling interest; (iv) if Mortgagor is a general or limited partnership, joint venture, or

other form of partnership (a "**Partnership**"), a transfer of any general partnership interest or the admission of any new general partner; and (v) if Mortgagor is a limited liability company or a limited partnership with a limited liability company as general partner, the transfer of membership interests in the Mortgagor or its limited liability company general partner (or the stock or membership interests in any corporation or limited liability company controlling Mortgagor or its limited liability company general partner) or the creation or issuance of new memberships in Mortgagor or its limited liability company general partner to parties who do not now own a controlling interest. Mortgagee reserves the right to condition its consent upon a modification of the terms of this Mortgage and the Note and on assumption of this Mortgage as so modified, by the proposed transferee, payment of a transfer or assumption fee, or such other conditions as Mortgagee shall determine in its sole discretion to be in the interest of Mortgagee. Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to declare the Debt immediately due and payable upon Mortgagor's sale, transfer, conveyance or further encumbrance of the Mortgaged Property without Mortgagee's consent. This provision shall apply to every sale, transfer, conveyance, or further encumbrance of the Mortgaged Property regardless of whether voluntary or not or whether or not Mortgagee has consented to any previous sale, transfer, conveyance, or further encumbrance of the Mortgaged Property regardless of whether voluntary or not or whether or not Mortgagee has consented to any previous sale, transfer, conveyance, or further encumbrance of the Mortgaged Property.

13. Estoppel Certificates. After request by Mortgagee, Mortgagor, within ten (10) days and at its expense, will furnish the Mortgagee with a statement, duly certified, confirming or otherwise setting forth the original principal amount of the Note, the unpaid principal amount of the Note, the rate of interest on the unpaid principal amount of the Note, the dates installments of interest (or any principal) were last paid, the offsets or defenses to the payment of the Debt, if any, and that the Note and this Mortgage are valid, legal and binding obligations and have not been modified or, if modified, giving particulars on such modification.

14. Notices. Any notice, demand, statement, request, or consent made under this Mortgage shall be in writing and shall be deemed given when hand delivered, or within three (3) days after the date sent by certified mail, return receipt requested, or the next business day after the date sent by nationally recognized overnight mail or courier service to the address, as set forth above, of the party to whom such notice is to be given, or to such other address as Mortgagor or Mortgagee, as the case may be, shall in like manner designate in writing.

Mortgagor hereby requests that, unless otherwise prescribed by law, a copy of any notice of default or notice of sale pursuant to the nonjudicial foreclosure of this Mortgage be mailed to Mortgagor at the mailing address set forth in the preamble above.

15. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may at the discretion of Mortgagee be sold in one or more parcels or in several interests or portions and in any order or manner as may be permitted by applicable law.

16. Right of Entry. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times upon notice to Mortgagor.

17. Books and Records. Mortgagor shall keep adequate books and records of account and furnish Mortgagee with financial statements prepared by a certified public accountant reasonably acceptable to Mortgagee, and other information concerning the affairs of Mortgagor as Mortgagee may reasonably request, in form and detail reasonably satisfactory to Mortgagee, including, annual statements of income and expense related to the operation of the Mortgaged Property (including a current rent roll, gross rental income, other income, real estate taxes, insurance, operating expenses and depreciation), a copy of Mortgagor's federal income tax return (including all supporting schedules) within 90 days after the end of each fiscal year, and from time to time, interim financial statements and other information as reasonably requested by Mortgagee. All such financial statements, and other information shall be certified to be true and accurate by an individual responsible for the financial affairs of Mortgagor, in such individual's individual capacity. In the event that such financial statements and other information are not furnished to Mortgagee by Mortgagor, or, if furnished, are not in a form reasonably acceptable to Mortgagee, Mortgagee may, in addition to any other remedies which Mortgagee has under this Mortgage, the Note, or any of the Other Security Documents, audit the books and records of Mortgagor, and any expense of the audit shall be added to the Debt. Immediately upon the appointment of a receiver of the Mortgaged Property by a court of competent jurisdiction, Mortgagor shall deliver all books and records or other documents required to be maintained under the terms of this section to such receiver.

18. Performance of Other Agreements. Mortgagor shall observe and perform each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

19. Events of Default. Any one or more of the following events shall be an event of default (an "**Event of Default**") under this Mortgage:

(a) If any payment under the Note is not paid within any grace period in the Note, or if any other monetary or non-monetary obligation of Mortgagor under the Note, or under or secured by this Mortgage or any of the Other Security Documents is not paid or performed within the due date and any specified grace period; or

(b) If any of the Impositions is not paid before it becomes delinquent; or

(c) If the Policies are not kept in good standing; or

(d) If Mortgagor does not comply with the provisions of Paragraph 12 of this Mortgage; or

(e) If any representation or warranty of Mortgagor, or of any person guaranteeing or otherwise liable for payment of the Debt (a "**Guarantor**") or in any such Guaranty, or in any certificate, report, financial statement or other instrument furnished in connection with the making of the Note, this Mortgage, or any such Guaranty, shall be false or misleading in any material respect and the inaccuracy is not cured to the reasonable satisfaction of Mortgagee, within fifteen (15) days after written notice from Mortgagee to Mortgagor provided, however, that if the default is of a kind that it cannot be cured within 15 days, then Mortgagor shall not be in default if Mortgagor commences curing the default within a reasonable time and diligently completes the cure within a reasonable time, but not more than 60 days after the date of the original written notice; or

(f) If Mortgagor does not cause an MAI appraisal satisfactory to Lender, reflecting a fair market value of Borrower's interest in the land and improvements, to be submitted to Lender prior to closing or not later than 60 days after the closing and if such default is not cured within 30 days after written notice thereof from Lender to Mortgagor; or

(g) If Mortgagor or any Guarantor makes an assignment for the benefit of creditors; or

(h) If a receiver, liquidator or trustee of Mortgagor or of any Guarantor shall be appointed or if Mortgagor or any Guarantor is adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, is filed by or against Mortgagor or any Guarantor, or if any proceeding for the dissolution or liquidation of Mortgagor or of any Guarantor is instituted and, if such appointment, adjudication, petition or proceeding was involuntary, if it is not discharged, stayed or dismissed within thirty (30) days or if Mortgagor is generally not paying its debts as they become due; or

(i) If Mortgagor defaults under any other mortgage, deed of trust or security agreement covering any part of the Mortgaged Property whether it be superior or inferior to the lien of this Mortgage, and if such default is not cured within any applicable cure or grace period; or

(j) If the Mortgaged Property is subjected (i) to any lien which is superior to the lien of this Mortgage, other than a lien for local real estate taxes and assessments not yet delinquent and any Permitted Encumbrances, or (ii) to any mechanic's, materialmen's, construction, or other lien which is superior to the lien of this Mortgage and such lien remains undischarged for thirty (30) days.

If one or more of the Events of Default occurs, the Debt shall include interest on the Debt at the Default Rate as defined in the Note upon any unpaid portion of the Debt and the entire Debt shall become immediately due and payable at the option of the Mortgagee, without further notice or demand; and, in addition, whether or not Mortgagee exercises its option, it may exercise all rights and remedies available to it under the law, including the following:

(I) Mortgagee may enter upon, take immediate possession of, manage, and operate the Mortgaged Property or any part thereof, make repairs and alterations and do any acts that Mortgagee deems reasonable to protect the security of the Mortgage, including remedies contained in any of the Other Security Documents; and either with or without taking possession, in its own name, collect the rents, issues and profits, including those past due and unpaid, and apply the rents, less costs and expenses of operation and collection, including reasonable attorneys' fees and the Mortgagee's costs, upon the Debt and in such order as Mortgagee determines. If Mortgagee requests, Mortgagor shall assemble and make available to Mortgagee at the Premises any of the Mortgaged Property that has been removed. None of the foregoing actions shall cure or waive any Event of Default and Mortgagee shall be entitled to exercise every remedy allowed in this Mortgage or by law after an Event of Default.

(II) institute proceedings, judicial or otherwise, for the complete foreclosure of this Mortgage under any applicable provision of law, in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(III) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Mortgage for the balance of the Debt not then due, unimpaired and without loss of priority;

(IV) sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(V) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the or in the Other Security Documents;

(VI) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage or the Other Security Documents;

(VII) apply for the appointment of a receiver, trustee, liquidator or conservator of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Mortgagor, Guarantor, or of any person liable for the payment of the Debt;

(VIII) the license granted to Mortgagor under Section 10 hereof shall automatically be revoked and Mortgagee may enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Mortgagor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Mortgagor agrees to surrender possession of the Mortgaged Pr operty and of such books, records and accounts to Mortgagee upon demand, and thereupon Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the b usiness thereat; (ii) complete any construction on the Mortgaged Property in such manner and form as Mortgagee deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (iv) exercise all ri ghts and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Mortgaged Property and every part thereof; (v) require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Mortgagor; (vi) require Mortgagor to vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Mortgaged Property to the payment of the Debt, in such order, priority and proportions as Mortgagee shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable at torneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Impositions, Insurance Premiums and other expenses in connection with the Mortgaged Property, as well as just and reasonable compensation for the servi ces of Mortgagee, its counsel, agents and employees;

(IX) apply any sums then deposited or held in escrow or otherwise by or on behalf of Mortgagee in accordance with the terms of the Note, this Mortgage or any Other Security Document to the payment of the following items in any order in its uncontrolled discretion:

(i) Impositions;

(ii) Insurance Premiums;

(iii) Interest on the unpaid principal balance of the Note;

(iv) Amortization of the unpaid principal balance of the Note;

(v) All other sums payable pursuant to the Note, this Mortgage and the Other Security Documents, including without limitation advances made by Mortgagee pursuant to the terms of this Mortgage; or

(X) pursue such other remedies as Mortgagee may have under applicable law

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Mortgaged Property, this Mortgage shall continue as a lien and security interest on the remaining portion of the Mortgaged Property unimpaired and without loss of priority. The proceeds of any sale or disposition, together with any other sums which then may be held by Mortgagee, shall be applied as follows: FIRST, to the expenses of such sale or disposition together with Mortgagee's fees and reasonable attorneys' fees and expenses, Mortgagee's costs and the actual cost of publishing, recording, mailing and posting notice; SECOND, to the cost of any search or other policy of title procured in connection with the sale, if applicable, and recordation and transfer taxes and other charges, if any, on any release or deed of reconveyance; THIRD, to the payment of all amounts secured by this Mortgage, the Note and the Other Security Documents, and all other sums due Mortgagee from Mortgagor; FOURTH, to all other sums secured hereby; and the remainder, if any, to the person or persons legally entitled thereto in the order of their priority.

Any payment of the principal amount of Debt subsequent to the entire amount of the Debt becoming immediately due and payable under the terms of this Paragraph shall be deemed a prepayment of such principal amount subject to liquidated damages as specified under the terms of the Note.

The Mortgagee shall have the right to become the purchaser at any sale held by any Mortgagee or by any receiver or public officer, and Mortgagee shall have the right to credit upon the amount of the bid made, to the extent necessary to satisfy such bid, the Debt owing to Mortgagee, or if Mortgagee holds less than all of such indebtedness the pro rata part owing to Mortgagee, accounting to all other beneficiaries or noteholders not joining in such bid in cash for the portion of such bid or bids apportionable to such nonbidding Mortgagee or noteholder.

20. Right to Cure Defaults. If an Event of Default occurs, Mortgagee may, but is not required to, and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation, make or do the same in such manner and to such extent as Mortgagee may deem necessary or advisable to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including attorneys' fees and expenses) with interest as provided in this Paragraph, shall be due upon demand from Mortgagee to Mortgagor. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall be paid at the Default Rate as stated and defined in the Note and secured by this Mortgage.

21. Non-Waiver. Mortgagee's failure to insist upon strict performance of a term of this Mortgage shall not be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of its obligations because (i) Mortgagee fails to comply with any request of Mortgagor or any Guarantor to take any action to foreclose this Mortgage or otherwise enforce any of its provisions or of the Note or Other Security Documents, (ii) any part of the Mortgaged Property is released or substituted, or (iii) Mortgagor or Mortgagee extend the time of payment or otherwise modify or supplement the terms of the Note, this Mortgage or the Other Security Documents. Mortgagee may resort to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision to the exclusion of other provisions.

22. Liability. If Mortgagor consists of more than one person as individuals or as partners, the obligations and liabilities of each such person hereunder shall be joint and several.

23. Security Agreement. This Mortgage is both a real property Mortgage and a "security agreement" within the meaning of the Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. MORTGAGOR HEREBY GRANTS TO MORTGAGEE, AS SECURITY FOR THE DEBT, A SECURITY INTEREST IN THE MORTGAGED PROPERTY TO THE FULL EXTENT THAT THE MORTGAGED PROPERTY MAY BE SUBJECT TO THE COMMERCIAL CODE OR THE UNIFORM COMMERCIAL CODE OF ANY OTHER STATE OR STATES WHERE THE MORTGAGED PROPERTY IS SITUATED (said portion of the Mortgaged Property so subject to a Commercial Code being called in this Paragraph the "**Collateral**"). If an Event of Default occurs, Mortgagee shall have and may exercise immediately and without demand, all rights and remedies granted to a secured party upon default under

the Commercial Code, including, the right to take possession of the Collateral, and to take such other measures as Mortgagee may deem reasonably necessary or advisable for the care, protection and preservation of the Collateral. Mortgagor shall pay to Mortgagee on demand any expenses, including attorneys' fees and expenses, incurred by Mortgagee in protecting its interest in the Collateral and in enforcing its rights to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee as to the Collateral sent to Mortgagor at least ten (10) days prior to such action, shall constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral may be applied by Mortgagee to the payment of the Debt in the priority and proportions as Mortgagee in its discretion shall deem proper. Terms used herein which are defined in the Commercial Code and not otherwise defined herein shall have the meanings set forth in the Commercial Code.

24. Fixture Filing. From the date of its recording, this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all goods constituting part of the Mortgaged Property which are or become fixtures related to the real estate described in this Mortgage. For this purpose, the following information is set forth:

(a) Name and address of Debtor:

Gateway Granby, LLC
271 North Avenue, 5th Floor, New Rochelle, New York, 10801

(b) Name and Address of Secured Party:

CMR Mortgage Fund II, LLC
62 1st Street, Fourth Floor, San Francisco California 94105

(c) This document covers goods that are or are to become fixtures.

(d) Description of Real Estate: See Exhibit "A".

(e) Owner of Record of Real Estate: Debtor.

(f) This Financing Statement covers Proceeds.

(g) Products of the Collateral are also covered.

25. Authority. Mortgagor has full power, authority and legal right to execute this Mortgage, and to create the security interest in the Mortgaged Property contained in this Mortgage and to keep and observe all of the terms of this Mortgage.

26. Actions and Proceedings. Mortgagee has the right to appear in and defend any action or proceeding affecting the Mortgaged Property and to bring any action or proceeding, in the name of Mortgagor, which Mortgagee, in their discretion, decide should be brought to protect their interests in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the lien of any mortgage, deed of trust, or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

27. Inapplicable Provisions. Whenever possible, each provision of this Mortgage shall be interpreted as effective and valid under applicable law, but if any provision of this Mortgage is prohibited or invalid, it shall be ineffective to the extent necessary to make the remaining provisions valid.

28. Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be one and the same instrument.

29. Certain Definitions. Words used in this Mortgage in singular or plural form shall include the other, and the word **"Mortgagor"** shall mean "each Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word **"Mortgagee"** shall mean "Mortgagee or any subsequent holder of the Note or any part thereof or any of the Debt," and the word **"Note"** shall mean "the Note or any other evidence of indebtedness secured by this Mortgage," the word **"person"** shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, the words **"Mortgaged Property"** shall include any portion of the Mortgaged Property or interest in it, and the word **"Debt"** shall mean the principal balance of the Note with interest as provided in the Note and this Mortgage and all other indebtedness, obligations, and liabilities due pursuant to the Note, this Mortgage, or the Other Security Documents; whenever the context may require, any pronouns used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

30. No Oral Change. This Mortgage may not be modified, amended, changed, discharged, waived or terminated orally, but only by a writing signed by the person against whom the enforcement of the modification, amendment, change, waiver, discharge or termination is sought.

31. WAIVERS. TO THE EXTENT PERMITTED BY LAW, MORTGAGOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY AGAINST THE OTHER ARISING OUT OF OR CONNECTED WITH THIS MORTGAGE OR THE DEBT.

MORTGAGOR HEREBY REPRESENTS, COVENANTS AND AGREES THAT IT IS ENGAGED PRIMARILY IN COMMERCIAL PURSUITS, THAT THE PROCEEDS OF THE NOTE SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES (AND NOT FOR ANY PERSONAL, FAMILY OR HOUSEHOLD PURCHASE, ACQUISITION OR USE) AND THAT THE LOAN IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF SECTION 52-278A(A) OF THE CONNECTICUT GENERAL STATUTES (REV. 1958), AS AMENDED.

MORTGAGOR HEREBY WAIVES ALL RIGHTS TO NOTICE, PRIOR JUDICIAL HEARING OR COURT ORDER UNDER SECTION 52 278A ET SEQ. OF THE CONNECTICUT GENERAL STATUTES (REV. 1958) AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE MORTGAGEE MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. FURTHER, MORTGAGOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL VALUATION, APPRAISEMENTS, HOMESTEAD, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS, WHICH ARE NOW IN FORCE OR MAY HEREAFTER BECOME LAWS.

32. Further Acts, Etc. Mortgagor will, at its cost, do, execute, acknowledge and deliver all other acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall require for to facilitate the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver any financing statement, chattel mortgages or comparable security instruments, to evidence more effectively the lien upon the Mortgaged Property.

33. Headings, Etc. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be considered as affecting the contents of the paragraphs.

34. Filings of Mortgage, Etc. Mortgagor shall pay all filing, registration or recording fees and all attorneys' fees, commissions, and expenses for the preparation, execution and acknowledgment of the Note, this Mortgage, and the Other Security Documents.

35. Usury Laws. No terms of this Mortgage, the Note, or any of the Other Security Documents, shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the Maximum Rate (as such term is defined in the Note). The Mortgagor shall never be required to pay interest at a rate in excess of the Maximum Rate. The provisions of this Paragraph shall control over all other provisions of any other instrument executed in connection herewith or executed to secure the Debt that is in apparent conflict with this Paragraph. If Mortgagee collects monies that are deemed to be interest that would increase the effective interest rate on the Note to a rate in excess of the Maximum Rate, all such excessive sums shall be applied to the reduction of the unpaid principal balance and not to the payment of interest, and if a surplus remains after full payment of principal and lawful interest, the surplus shall be refunded to Mortgagor in cash and Mortgagor hereby agrees to accept such refund.

36. INDEMNIFICATION. MORTGAGOR SHALL PROTECT, INDEMNIFY AND SAVE HARMLESS MORTGAGEE FOR, FROM AND AGAINST ALL LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES) IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST MORTGAGEE BECAUSE OF (A) FRAUD OR MATERIAL MISREPRESENTATION BY OR ON BEHALF OF THE MORTGAGOR; (B) ANY FAILURE ON THE PART OF MORTGAGOR TO PERFORM OR COMPLY WITH ANY OF THE TERMS OF THIS MORTGAGE OR THE OTHER SECURITY DOCUMENTS; (C) OWNERSHIP OF THE MORTGAGED PROPERTY OR ANY INTEREST IN IT OR THE RECEIPT OF ANY RENTS; (D) ANY ACCIDENT, INJURY TO OR DEATH OF PERSONS OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING IN, ON OR ABOUT THE MORTGAGED PROPERTY; (E) ANY USE, NONUSE OR CONDITION IN, ON OR ABOUT THE MORTGAGED PROPERTY OR ANY PART THEREOF; OR (F) PERFORMANCE OF ANY LABOR OR SERVICES OR THE FURNISHING OF ANY MATERIALS OR OTHER PROPERTY TO THE MORTGAGED PROPERTY, WHETHER OR NOT CAUSED IN WHOLE OR IN PART BY THE NEGLIGENT ACTS OR OMISSIONS OF THE

MORTGAGEE OR INDIVIDUALS OR ENTITIES ACTING AS THE AGENTS OR EMPLOYEES OF MORTGAGEE. HOWEVER, SUCH INDEMNITY SHALL NOT APPLY TO MATTERS CAUSED BY OR ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF MORTGAGEE, OR ANY OF ITS AGENTS, OR AS TO LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES BASED SOLELY ON FACTS OR CIRCUMSTANCES OCCURRING ONLY SUBSEQUENT TO SUCH TIME, IF ANY, THAT MORTGAGEE BECOMES THE OWNER OF THE MORTGAGED PROPERTY BY WAY OF FORECLOSURE OF THE LIEN OF THE MORTGAGE, DEED IN LIEU OF SUCH FORECLOSURE, OR OTHERWISE. ANY AMOUNT PAYABLE TO MORTGAGEE BECAUSE OF THE APPLICATION OF THIS PARAGRAPH SHALL BECOME IMMEDIATELY DUE AND PAYABLE UPON DEMAND BY MORTGAGEE, AND SHALL BEAR INTEREST AT THE DEFAULT RATE, AS STATED AND DEFINED IN THE NOTE, FROM THE DATE OF SUCH DEMAND. THE OBLIGATIONS OF MORTGAGOR UNDER THIS PARAGRAPH SHALL SURVIVE ANY TERMINATION OR SATISFACTION OF THIS MORTGAGE.

37. Release of Mortgage. If all of the Debt be paid, then and in that event only, all rights under this Mortgage, except for those provisions hereof which by their terms survive, shall terminate and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be promptly released of record by Mortgagee in due form at Mortgagor's cost. No release of this Mortgage or the lien hereof shall be valid unless executed by Mortgagee.

38. Governing Law. This Mortgage shall be governed and construed under California law except that Connecticut law shall apply to the extent necessary for Mortgagee to enforce its rights and remedies in Connecticut.

39. ENVIRONMENTAL INDEMNIFICATION. MORTGAGOR HEREBY AGREES, AT ITS SOLE COST AND EXPENSE, TO UNCONDITIONALLY INDEMNIFY, DEFEND, AND HOLD MORTGAGEE AND ITS DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS HARMLESS FOR, FROM AND AGAINST ANY LOSS, LIABILITY, DAMAGE (WHETHER DIRECT OR CONSEQUENTIAL), EXPENSES, CLAIMS, PENALTIES, FINES, INJUNCTIONS, SUITS, PROCEEDINGS, DISBURSEMENTS OR EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' AND EXPERTS' FEES AND DISBURSEMENTS AND COURT COSTS) (COLLECTIVELY, THE "**LIABILITIES**") (A) AS A RESULT OF THE INCORRECTNESS OF ANY REPRESENTATION OR WARRANTY OF MORTGAGOR OR ANY OTHER PARTY CONTAINED IN ANY ENVIRONMENTAL CERTIFICATE AND INDEMNITY AGREEMENT DATED OF THE SAME DATE, GIVEN BY MORTGAGOR (AND, PERHAPS OTHER INDIVIDUALS OR ENTITIES) TO MORTGAGEE (THE "**ENVIRONMENTAL INDEMNITY**"); (B) ARISING UNDER ANY HAZARDOUS SUBSTANCE LAW; OR (C) ANY OTHER LIABILITIES, IF ANY, WHICH MAY BE INCURRED BY OR ASSERTED AGAINST MORTGAGEE DIRECTLY OR INDIRECTLY RESULTING FROM THE PRESENCE OF A HAZARDOUS SUBSTANCE ON THE MORTGAGED PROPERTY, WHETHER OR NOT CAUSED IN WHOLE OR IN PART BY THE NEGLIGENT ACTS OR OMISSIONS OF THE MORTGAGEE OR INDIVIDUALS OR ENTITIES ACTING AS THE AGENTS OR EMPLOYEES OF THE MORTGAGEE; PROVIDED, HOWEVER, THAT SUCH INDEMNITY SHALL NOT APPLY TO MATTERS CAUSED BY OR ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF MORTGAGEE, OR ANY OF ITS AGENTS, OR WITH RESPECT TO LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES BASED SOLELY ON FACTS OR CIRCUMSTANCES OCCURRING ONLY SUBSEQUENT TO THE TIME, IF ANY, THAT MORTGAGEE BECOMES THE OWNER OF THE MORTGAGED PROPERTY BY WAY OF FORECLOSURE OF THE LIEN OF THIS MORTGAGE, DEED IN LIEU OF SUCH FORECLOSURE, OR OTHERWISE. FOR PURPOSES OF THIS AGREEMENT, THE FOLLOWING TERMS SHALL MEAN AS FOLLOWS: (A) "**ENVIRONMENT**" MEANS ANY SURFACE OR SUBSURFACE WATER, WATER VAPOR, SURFACE OR SUBSURFACE LAND, AIR, FISH, WILDLIFE, MICROORGANISMS AND ALL OTHER NATURAL RESOURCES; (B) "**GOVERNMENTAL AUTHORITY**" MEANS THE FEDERAL GOVERNMENT, OR ANY STATE OR OTHER POLITICAL SUBDIVISION THEREOF, OR ANY AGENCY, COURT OR BODY OF THE FEDERAL GOVERNMENT, ANY STATE OR OTHER POLITICAL SUBDIVISION THEREOF, EXERCISING EXECUTIVE, LEGISLATIVE, JUDICIAL, REGULATORY OR ADMINISTRATIVE FUNCTIONS; (C) "**HAZARDOUS SUBSTANCE**" MEANS AND INCLUDES ASBESTOS OR ANY SUBSTANCE CONTAINING ASBESTOS, POLYCHLORINATED BIPHENYLS, ANY EXPLOSIVES, RADIOACTIVE MATERIALS, CHEMICALS KNOWN OR SUSPECTED TO CAUSE CANCER OR REPRODUCTIVE TOXICITY, POLLUTANTS, EFFLUENTS, CONTAMINANTS,

EMISSIONS, INFECTIOUS WASTES, ANY PETROLEUM OR PETROLEUM-DERIVED WASTE OR PRODUCT OR RELATED MATERIALS AND ANY ITEMS DEFINED AS HAZARDOUS, SPECIAL OR TOXIC MATERIALS, SUBSTANCES OR WASTE UNDER ANY HAZARDOUS SUBSTANCE LAW, OR ANY MATERIAL WHICH SHALL BE REMOVED FROM THE MORTGAGED PROPERTY PURSUANT TO ANY ADMINISTRATIVE ORDER OR ENFORCEMENT PROCEEDING OR IN ORDER TO PLACE THE MORTGAGED PROPERTY IN A CONDITION THAT IS SUITABLE FOR ORDINARY USE; (D) "**HAZARDOUS SUBSTANCE LAWS**" COLLECTIVELY MEANS AND INCLUDES ANY PRESENT AND FUTURE LOCAL, STATE, FEDERAL OR INTERNATIONAL LAW OR TREATY RELATING TO PUBLIC HEALTH, SAFETY OR THE ENVIRONMENT INCLUDING WITHOUT LIMITATION, THE RESOURCE CONSERVATION AND RECOVERY ACT, AS AMENDED ("RCRA"), 42 U.S.C. § 6901 ET SEQ., THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT ("CERCLA"), 42 U.S.C. § 9601 ET SEQ., AS AMENDED BY THE SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986 ("SARA"), THE HAZARDOUS MATERIALS TRANSPORTATION ACT, 49 U.S.C. § 1801 ET SEQ., THE CLEAN WATER ACT, 33 U.S.C. § 1251 ET SEQ., THE CLEAN AIR ACT, AS AMENDED 42 U.S.C. § 7401 ET SEQ., THE TOXIC SUBSTANCES CONTROL ACT, 15 U.S.C. § 2601 ET SEQ., THE SAFE DRINKING WATER ACT, 42 U.S.C. § 300F ET SEQ., THE URANIUM MILL TAILINGS RADIATION CONTROL ACT, 42 U.S.C. § 7901 ET SEQ., THE OCCUPATIONAL SAFETY AND HEALTH ACT, 29 U.S.C. § 655 ET SEQ., THE FEDERAL INSECTICIDE, FUNGICIDE AND RODENTICIDE ACT, 7 U.S.C. § 136 ET SEQ., THE NATIONAL ENVIRONMENTAL POLICY ACT, 42 U.S.C. § 4321 ET SEQ., THE NOISE CONTROL ACT, 42 U.S.C. § 4901 ET SEQ., AND THE EMERGENCY PLANNING AND COMMUNITY RIGHT-TO-KNOW ACT, 42 U.S.C. § 11001 ET SEQ., AND THE AMENDMENTS, REGULATIONS, ORDERS, DECREES, PERMITS, LICENSES OR DEED RESTRICTIONS NOW OR LATER PROMULGATED UNDER SUCH LAW; AND (E) "**RELEASE**" MEANS ANY DISCHARGING, DISPOSING, EMITTING, LEAKING, PUMPING, POURING, EMPTYING, INJECTING, ESCAPING, LEACHING, DUMPING OR SPILLING INTO THE ENVIRONMENT (INCLUDING THE ABANDONMENT OR DISCARDING OF BARRELS, CONTAINERS AND OTHER CLOSED RECEPTACLES). The provisions of this Paragraph are sometimes referred to as the "**Environmental Indemnity Provisions**."

The indemnity in this Paragraph is intended to be operable under 42 U.S.C. 9607(e)(1), and any successor section thereof, and shall survive the foreclosure, release or reconveyance of this Mortgage, whether by payment of the Debt or any deed-in-lieu of foreclosure of the Mortgaged Property. In addition, this Paragraph is intended to be cumulative of any rights of the Mortgagee under California Code of Civil Procedure Sections 564, 726.5 and 736 and under California Civil Code Section 2929.5 as well as any rights or remedies available to a lender in connection with environmentally impaired property held as security under the law of the State in which the Mortgaged Property is located. Mortgagor hereby waives any restrictions or limitations that such statutes may impose on Mortgagor's liability or Mortgagee's rights or remedies under this Paragraph.

Mortgagor agrees that: (a) this Paragraph is intended as Mortgagee's written request for information (and Mortgagor's response) concerning the environmental condition of the real property security as required by California Code of Civil Procedure Section 726.5; and (b) each provision in this Paragraph (together with any indemnity applicable to a breach of any such provision) with respect to the environmental condition of the Mortgaged Property is intended by Mortgagor, Mortgagee and any Guarantor to be an "environmental provision" for purposes of California Code of Civil Procedure Section 736.

In the event that any portion of the Mortgaged Property is determined to be "environmentally impaired" (as "environmentally impaired" is defined in California Code of Civil Procedure Section 726.5(e)(3)) or to be an "affected parcel" (as "affected parcel" is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting Mortgagee's rights and remedies under this Mortgage, Mortgagee may elect to exercise its right to (i) waive its lien on such environmentally impaired or affected portion of the Mortgaged Property, and (ii) exercise the rights and remedies of an unsecured creditor, including reduction of its claim against Mortgagor to judgment and any other rights and remedies permitted by law. For purposes of determining Mortgagee's right to proceed as an unsecured creditor under California Code of Civil Procedure Section 726.5(a), Mortgagor shall be deemed to have willfully permitted or acquiesced in a release or threatened release of hazardous materials, within the meaning of California Code of Civil Procedure Section 726.5(d)(1), if the release or threatened release of hazardous materials was knowingly or negligently caused or contributed to by any lessee, occupant or user of any portion of the Mortgaged Property and Mortgagor knew or

should have known of the activity by such lessee, occupant or user which caused or contributed to the release or threatened release.

40. Special Terms and Provisions. The following provisions shall be effective irrespective of any contrary provision in the Mortgage, the Note or the Other Security Documents; provided, however, that the rights granted to Mortgagor in this Paragraph shall be personal to Mortgagor and shall not be exercisable by any subsequent owner of the Mortgaged Property.

(a) [NO] Transfer of Mortgaged Property. If the box preceding this sentence contains the word "yes," then the provisions of Paragraph 12 of this Mortgage (generally known as a "due-on-sale" clause), will not preclude a one-time transfer or conveyance of Mortgagor's fee simple interest in the Mortgaged Property subject to the loan so long as:

(i) There is no Event of Default under this Mortgage or the Other Security Documents;

(ii) The transferee has been previously approved by Mortgagee in writing (which shall not be unreasonably withheld, conditioned or delayed), which approval may be based upon, without limitation, financial and operating statements of the transferee certified by transferee and the resume and description of business background of the transferee;

(iii) If the Other Security Documents include any guaranty of any portion of the Debt, any and all parties to be substituted for such Guarantors have been previously approved by Mortgagee in writing, which approval shall not be unreasonably withheld, conditioned or delayed, and may be based upon, without limitation, the same criteria specified above as to the consideration of the transferee of the Mortgaged Property;

(iv) Mortgagee receives an endorsement to any policy of title insurance issued to Mortgagee, updating the effective date of such policy to the date and time of the recording of the deed effecting such transfer and the assumption of Mortgagor's obligations, as described below, and confirming that, upon such transfer, Mortgagee's lien priority upon the Mortgaged Property will remain unaffected;

(v) Mortgagee receives executed copies of all legal documents affecting such transfer;

(vi) Mortgagee's servicing agent underwriting the transfer request receives payment of a cash transfer fee equal to Two Percent (2%) of the then outstanding principal balance of the Note (the "**Cash Transfer Fee**"); and

(vii) Mortgagee receives legal opinions of transferee's independent counsel satisfactory to Mortgagee, as to the issues specified by Mortgagee; and

(viii) The transferee executes an agreement in which the transferee unconditionally assumes all of Mortgagor's obligations under the Note, this Mortgage, and any and all of the Other Security Documents, and, if the Other Security Documents include any guaranty of any portion of the Debt, the parties to be substituted for the Guarantors under such Guaranty executes a substitute Guaranty which shall, except as otherwise approved by Mortgagee, be in form and substance identical to such existing Guaranty.

$5,000.00 (the "**Expense Deposit**) shall be deposited with Mortgagee (or its servicing agent who will underwrite the proposed transfer) prior to Mortgagee's consideration of any proposed transfer. Whether or not a proposed transfer under the terms of this Paragraph is actually consummated (and whether or not any failure to consummate such transfer is due to Mortgagee's failure or refusal to approve of the transferee, or due to any other factor), Mortgagor shall reimburse Mortgagee on demand for all of Mortgagee's reasonable out-of-pocket costs and expenses reasonably incurred in connection with any proposed transfer. Mortgagor's obligation to pay such costs and expenses shall be secured by this Mortgage; and any failure by Mortgagor to pay Mortgagee shall be an Event of Default. The amount of the Expense Deposit remaining after deduction of Mortgagee's out of pocket costs and expenses in connection with the proposed transfer, shall be refunded to Mortgagor promptly after the completion of the proposed transfer or Mortgagee's disapproval of the proposed transfer, as the case may be.

In the event of a transfer under this Paragraph, or any other consent by Mortgagee to a sale, transfer or conveyance of the Mortgaged Property and the assumption of this Mortgage as provided above, any and all limitations on sale, transfer or conveyance in Paragraph 12 (without amendment by this Paragraph) shall likewise apply to the purchaser, transferee or conveyee under any sale, transfer or conveyance permitted under this Paragraph.

(b) [NO] Management of Mortgaged Property. If the box preceding this sentence contains the word "no," Mortgagor hereby (a) represents and warrants that it manages the Mortgaged Property, and that Mortgagor does not engage any third party in connection with the overall operation or management of the Mortgaged Property; and (b) agrees that Mortgagor shall not enter into any agreement for the overall management of the Mortgaged Property without the written approval of Mortgagee, which may be conditioned, without limitation, upon the execution by Mortgagor and the proposed property manager, of a form of subordination of property management acceptable to Mortgagee.

THE NOTE, THIS MORTGAGE, ANY GUARANTY, ANY ENVIRONMENTAL INDEMNITY, AND THE OTHER SECURITY DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Mortgage, effective as of the date first above written.

Mortgagor: Gateway Granby, LLC

BY: ____________________________
Lester J. Tanner
Its: Manager

WITNESSED BY:

____
Signature of Witness

Print Name:____________________

____
Signature of Witness

Print Name:____________________

STATE OF CONNECTICUT)
) ss.
COUNTY OF _________)

On this the ________________ day of _________________ 20_______, before me, a Notary Public for the State of California, personally appeared ____

☐ personally known to me - **OR** - ☐ proved to me on satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.

____
Notary Public

STATE OF CONNECTICUT)
) ss.
COUNTY OF _________)

On this the ________________ day of _________________ 20_______, before me, a Notary Public for the State of California, personally appeared ____

☐ personally known to me - **OR** - ☐ proved to me on satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.

____
Notary Public

STATE OF CONNECTICUT)
) ss.
COUNTY OF _________)

On this the ________________ day of _________________ 20_______, before me, a Notary Public for the State of California, personally appeared ____

☐ personally known to me - **OR** - ☐ proved to me on satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.

____
Notary Public

EXHIBIT "A"

(Legal Description)

END OF EXHIBIT "A"